                                                                PRELIMINARY COPY

     As filed with the Securities and Exchange Commission on April 30, 2001


  CONFIDENTIAL PURSUANT TO RULE 14a-6(e)(2), FOR THE USE OF THE COMMISSION ONLY

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 ---------------

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|X|  Preliminary Proxy Statement
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
|_| Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
                                 ---------------
                              CYBEROPTICLABS, INC.
                (Name of Registrant as Specified in Its Charter)
                     (Name of Person Filing Proxy Statement)
                                 ---------------

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)      Title of each class of securities to which transaction applies:

     (2)      Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)      Proposed maximum aggregate value of transaction:

     (5)      Total fee paid:

|_|  Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)      Amount Previously Paid: $
     (2)      Form, Schedule or Registration Statement No.:
     (3)      Filing Party:
     (4)      Date Filed:

                              CYBEROPTICLABS, INC.
                               509 Westport Avenue
                           Norwalk, Connecticut 06851



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                                                  May __, 2001

To the Shareholders of Cyberopticlabs, Inc.:

         Notice is hereby given that the Annual Meeting of Shareholders of Cyberopticlabs, Inc., a Nevada corporation (the "Company"), will be held at 509 Westport Avenue, Norwalk, Connecticut 06851 on May 25, 2001 at 10 A.M., New York City time, for the following purposes:

         1. To elect three (3) directors to the Board of Directors for the ensuing year;

         2. To amend the Company's Articles of Incorporation to change the name of the Company from Cyberopticlabs, Inc. to Cordia Corporation;

         3. To adopt the Company's 2001 Equity Incentive Plan and to reserve up to 5,000,000 shares of common stock for issuance thereunder; and

         4. To consider and act upon such other business as may properly come before the meeting.


         Only shareholders of record at the close of business on April 25, 2001 will be entitled to vote at the Annual Meeting.

         Whether or not you expect to attend the Annual Meeting, please mark, sign and promptly return the enclosed proxy in the postpaid envelope provided. If you receive more than one proxy because your shares are registered in different names or addresses, each such proxy should be signed and returned so that all your shares will be represented at the meeting.

                                             Sincerely,


                                             John Scagnelli,
                                             Chairman of the Board

                              CYBEROPTICLABS, INC.
                               509 Westport Avenue
                           Norwalk, Connecticut 06851


                                 PROXY STATEMENT


         This Proxy Statement is furnished to shareholders of Cyberopticlabs, Inc., a Nevada corporation (the "Company"), in connection with the solicitation, by order of the Board of Directors of the Company, of proxies to be voted at the Annual Meeting of Shareholders to be held on Friday, May 25, 2001, at 509 Westport Avenue, Norwalk, Connecticut 06851 at 10 A.M., New York City time, and at any adjournment or adjournments thereof (the "Annual Meeting"). The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. This Proxy Statement and the enclosed proxy card were first mailed to shareholders of the Company on or about May 10, 2001, accompanied by the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, and the Company incorporates the contents of such report herein by reference thereto.

         At the Annual Meeting, the following matters will be considered and voted upon:


         1. Election of three (3) directors to the Board of Directors for the ensuing year;

         2. An amendment to the Company's Articles of Incorporation to change the name of the Company from Cyberopticlabs, Inc. to Cordia Corporation;

         3. Adoption of the Company's 2001 Equity Incentive Plan and the reservation of up to 5,000,000 shares of common stock for issuance thereunder; and

         4. Such other business as may properly come before the meeting.

Voting and Revocation of Proxies; Adjournment

         All of the voting securities of the Company represented by valid proxies, unless the shareholder otherwise specifies therein or unless revoked, will be voted FOR the election of the persons nominated as directors, FOR the other proposals set forth herein, and at the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting. The Board of Directors does not know of any matters to be considered at the Annual Meeting other than the other proposals set forth above.

         If a shareholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any shareholder has the power to revoke such shareholder's proxy at any time before it is voted. A proxy may be revoked by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy executed by the person executing the prior proxy and presented to the Annual Meeting, or by voting in person at the Annual Meeting.

         A plurality of the votes cast at the Annual Meeting by the shareholders entitled to vote is required to elect the director nominees; the approval of the holders of a majority of all outstanding shares of common stock, par value $.001 (the "Common Stock"), entitled to vote is required to approve the proposed name change of the Company; the approval of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to adopt the Company's 2001 Equity Incentive Plan (the "Plan"); and a majority of the votes cast by the shareholders entitled to vote at the meeting is required to take any other action. In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments.

Solicitation

         The solicitation of proxies pursuant to this Proxy Statement will be primarily by mail. In addition, certain directors, officers or other employees of the Company may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to directors, officers or other employees of the Company for such services. The total cost of any such solicitation will be borne by the Company and will include reimbursement of brokerage firms and other nominees.

Quorum and Voting Rights

         The Board of Directors of the Company has fixed April 25, 2001 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Holders of record of shares of Common Stock at the close of business on the Record Date will be entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Common Stock Owned by Directors, Officers and Other Beneficial Owners

         The following table sets forth, as of March 15, 2001, the names, addresses and number of shares of Common Stock beneficially owned by all persons known to the management of the Company to be beneficial owners of more than 5% of the outstanding shares of Common Stock, and the names and number of shares beneficially owned by all directors of the Company and all executive officers and directors of the Company as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned):


                                                                         Shares Beneficially    Percent of Outstanding
Name and Address                                                               Owned(1)             Common Stock(2)
----------------                                                               -----                ------------

                                                                                400,000(3)                1.5
Craig Gironda
c/o Cyberopticlabs, Inc.
509 Westport Avenue
Norwalk, Connecticut 06851
                                                                                120,000(4)                 *
John Scagnelli
c/o Cyberopticlabs, Inc.
509 Westport Avenue
Norwalk, Connecticut 06851

Wesly Minella                                                                   100,000(5)                 *
c/o Cyberopticlabs, Inc.
509 Westport Avenue
Norwalk, Connecticut 06851


                                                                         Shares Beneficially    Percent of Outstanding
Name and Address                                                               Owned(1)             Common Stock(2)
----------------                                                               -----                ------------

Eel Point Partners Inc.                                                      10,475,000(6)               38.6
c/o Insurance Solutions Group, Inc.
476 Express Drive South
Medford, New York

Geils Ventures LLC                                                           10,990,500(7)               40.5
54 Danbury Road, #318
Ridgefield, Connecticut

                                                                              2,407,506(8)                8.9
Hyperzone Holding Corp.
260 West 52nd Street, #7J
New York, New York 10019

All directors and executive officers of the                                     620,000                   2.3
  Company as a group (three individuals)

------------------
* Less than 1%.

(1) For purposes of this table, information as to the beneficial ownership of shares of common stock is determined in accordance with the rules of the Securities and Exchange Commission and includes general voting power and/or investment power with respect to securities. Except as otherwise indicated, all shares of our common stock are beneficially owned, and sole investment and voting power is held, by the person named. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock which such person has the right to acquire within 60 days after the date hereof. The inclusion herein of such shares listed beneficially owned does not constitute an admission of beneficial ownership.

(2) All percentages are calculated based upon a total number of 27,164,009 shares of Common Stock outstanding as of March 15, 2001, plus, in the case of the individual or entity for which the calculation is made, that number of options or warrants owned by such individual or entity that are presently exercisable or exercisable within 60 days.

(3) Does not include options to purchase 300,000 shares of Common Stock, one-third of which shall become exercisable on January 5, 2002.

(4) Includes currently exercisable options to purchase 100,000 shares of Common Stock, a warrant to purchase 10,000 shares of Common Stock at an exercise price of $2.50 per share and 10,000 shares of Common Stock.

(5) Consists of currently exercisable options to purchase 100,000 shares of Common Stock.

(6) Includes (i) a warrant to purchase 50,000 shares of Common Stock at an exercise price of $2.50 per share, (ii) 1,250,000 shares of Common Stock owned by Melanie Minella, (iii) 250,000 shares of Common Stock owned by Claire Minella, (iv) 250,000 shares of Common Stock owned by Heather Minella and (v) 50,000 shares of Common Stock owned by Robin Marshlow. As a result of the beneficial ownership of the outstanding capital stock by the individuals listed in clauses (ii) - (v), Eel Point Partners may be deemed to be the beneficial owner of such shares of Common Stock.

(7) Includes (i) 725,000 shares of Common Stock owned by Zoom2Net Corp., (ii) 91,250 shares of Common Stock, and a warrant to purchase 30,000 shares of Common Stock at an exercise price of $2.50 per share, owned by Lynn Minella, (iii) 1,250 shares of Common Stock owned by Alexander G. Minella,
     (iv) 15,500 shares of Common Stock owned by Alexander C. Minella, (v) 15,000 shares of Common Stock owned by Lauren Minella, (vi) 12,500 shares of Common Stock owned by Pursuit Holdings Corp. and (vii) 100,000 shares of Common Stock owned by Carl Carman. As a result of the beneficial ownership of the outstanding capital stock by the individuals and entity listed above, Geils Ventures LLC may be deemed to be the beneficial owner of such shares of Common Stock.

(8) Includes (i) 417,500 shares of Common Stock owned by Jennifer Wong, (ii) 332,500 shares of Common Stock owned by WB Growth Fund LLC, (iii) 250,000 shares of Common Stock owned by Ivan Wong and (iv) 57,500 shares of Common Stock owned by Skyclub Communications Holding Corp. As a result of the beneficial ownership of the outstanding capital stock by the individuals and entity listed above, Hyperzone Holding Corp. may be deemed to be the beneficial owner of such shares of Common Stock.



                              ELECTION OF DIRECTORS
                                 (Proxy Item 1)

         The Revised Bylaws of the Company provide that the Company shall not have less than three directors. Subject to the foregoing limitation, such number may be fixed from time to time by action of the Board of Directors or of the shareholders. With the resignation of two directors in March 2001, there were two vacancies on the Board of Directors which were filled by the affirmative vote of a majority of the remaining directors who shall serve until their respective successors are duly elected. Each director shall hold office until the next annual meeting of shareholders or until removed. However, if his term expires, he shall continue to serve until his successor shall have been elected and qualified, or until there is a decrease in the number of directors.

         Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to the Board of Directors listed below to serve until the date of the next annual meeting and until their successors are duly elected and qualified. Although the directors of the Company have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by the Board of Directors.

         The following table sets forth certain information regarding the director nominees:


                                  Principal Occupation for Past Five Years and
Name                     Age      Current Public Directorships or Trusteeships
----                     ---      --------------------------------------------

Craig Gironda            44       Director since March 2001 and Chief Executive
                                  Officer and President since December 2000.
                                  Prior to becoming Chief Executive Officer and
                                  President of the Company, and from June 1999 to January 1, 2001, Mr. Gironda served as the
                                  Chief Executive Officer and President of
                                  RiderPoint, Inc., which is now a subsidiary of the Company. In that capacity, he developed a comparative rating insurance program, negotiated contracts with various insurance carriers, and marketed and sold insurance policies. From March 1995 to May 1999, Mr.
                                  Gironda served as Vice President of Marketing at WPI Corp. where he created warranty programs and marketing materials with respect to the coverage and pricing of insurance policies.

Wesly Minella            35       Director since March 2001. Since September
                                  1999, Mr. Minella has served as Vice President of Operations of eLEC Communications Corp.
                                  where he supervises the provisioning and customer care operations. From November 1998 to September 1999, Mr. Minella served as the Production Manager of Jack Frost Sugars, Inc.
                                  From April 1994 to November 1998, Mr. Minella served as a Logistics Coordinator for Krasdale
                                  Foods Inc. Mr. Minella is a former member of the Board of Directors and former officer of Access One Communications, Inc.

John Scagnelli           47       Director and Chairman of the Board since
                                  December 2000. Mr. Scagnelli has 22 years experience in the data processing industry.
                                  Since September 1999, Mr. Scagnelli has served as the Sales Director for Hyperion Solutions,
                                  Inc. where he sells business analysis
                                  applications. Prior thereto, and from July
                                  1997 to June 1999, Mr. Scagnelli served as
                                  Regional Vice President for sales at HIE,
                                  Inc., an enterprise application integration company located in Marietta, Georgia. From
                                  January 1994 to June 1997, Mr. Scagnelli was
                                  District Manager of Sales in New York, New
                                  Jersey and Pennsylvania for Sterling
                                  Software, Inc.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities ("10% Stockholders"), to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and 10% Stockholders are required by Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file.

         Based solely on the Company's review of the copies of such reports received by the Company, the Company believes that for the fiscal year 2000, all
Section 16(a) filing requirements applicable to its officers, directors and 10% Stockholders were complied with except for the late filing of a Statement of Change in Beneficial Ownership of Securities on Form 3 by Craig Gironda, Wesly Minella and John Scagnelli and Schedule 13Gs by Geils Ventures LLC and Eel Point Partners Inc.

Board Meetings and Committees; Management Matters

         The Board of Directors held four meetings during the fiscal year ended December 31, 2000. Each director attended at least 75% of the Board and Committee meetings of which he was a member during such time as he served as a director. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Nevada. No fees are paid to directors for attendance at meetings of the Board.

         On April 17, 2001, the Board of Directors established an Audit Committee composed of John Scagnelli and Wesly Minella. The Audit Committee members are independent directors as defined by Nasdaq. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A.

Vote Required

         A plurality of the votes cast at the Annual Meeting by the shareholders entitled to vote is required to elect the director nominees. The Directors recommend a vote FOR the election of each of the director nominees.

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

         The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to Craig Gironda, the Chief Executive Officer and President of the Company, and to C.T. Yeh, the former President of the Company (collectively referred to as the "Named Executives"). No executive officer of the Company received more than $100,000 in compensation during fiscal 2000.


                           Summary Compensation Table

                                                                                                        Long-Term
                                        Annual Compensation                                        Compensation Awards
                                        -------------------                                        -------------------
Name and                       Fiscal                                  Other Annual                             All Other
Principal Position              Year        Salary($)    Bonus($)      Compensation ($)       Options(#)       Compensation
------------------             -------      ---------    --------      ----------------       ----------       ------------

Craig Gironda(1)               2000          None           None              None               None              None


C.T. Yeh(2)                    2000          None           None              None               None              None
                               1999          None           None              None               None              None
                               1998          None           None              None               None              None

-----------------

(1) Mr. Gironda has been Chief Executive Officer and President of the Company since December 2000.

(2) Mr. Yeh resigned as President of the Company in December 2000.

Stock Option Grants

         In fiscal 2000, the Company did not grant any options to purchase shares of Common Stock.

Stock Option Exercises

         In fiscal 2000, the Named Executives did not exercise any options to purchase shares of Common Stock.

Board of Directors Compensation

         The Company does not currently compensate directors for service on the Board of Directors.

Report on Executive Compensation

         The Board of Directors determines the compensation of the Chief Executive Officer and President and sets policies for and reviews with the Chief Executive Officer and President the compensation awarded to the other principal executives, if any. The compensation policies utilized by the Board of Directors are intended to enable the Company to attract, retain and motivate executive officers to meet Company goals using appropriate combinations of base salary and incentive compensation in the form of stock options. Generally, compensation decisions are based on contractual commitments, if any, as well as corporate performance, the level of individual responsibility of the particular executive and individual performance. During the fiscal year ended December 31, 2000, the Company's only executive officers were C.T. Yeh and (since December 2000) Craig Gironda.

         Salaries. Base salaries for the Company's executive officers are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the Company's industry. The Company believes that its salaries are below average as compared to its competitors. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive, particularly with respect to the ability to manage the growth of the Company, the length of the executive's service to the Company and any increased responsibilities assumed by the executive.

         Stock Incentives. Stock incentives may be granted, subject to the adoption of the Plan by the shareholders, by the Board of Directors, in their sole discretion, to officers and employees of the Company to reward outstanding performance during the prior fiscal year and as an incentive to continued outstanding performance in future years. In evaluating the performance of officers and employees other than the Chief Executive Officer and President, the Board of Directors consults with the Chief Executive Officer and President and others in management, as applicable. In an effort to attract and retain highly qualified officers and employees, stock incentives may also be granted by the Board of Directors, at its sole discretion, to newly-hired officers and employees as an inducement to accept employment with the Company.

         Compensation of Chief Executive Officer and President. Craig Gironda assumed the duties of Chief Executive Officer and President of the Company in December 2000. In an effort to provide Mr. Gironda with incentives to grow the business of the Company and to further align the compensation of Mr. Gironda with the interests of stockholders, on January 5, 2001, the Board of Directors granted incentive stock options to Mr. Gironda that will vest over a three-year period.

Board of Directors Interlocks and Insider Participation in Compensation
Decisions

         C.T. Yeh and Ivan Wong were former members of the Board of Directors and officers of the Company during the fiscal year ended December 31, 2000. Such members participated in deliberations of the Company's Board of Directors concerning executive officer compensation during the fiscal year ended December 31, 2000.

Certain Relationships and Related Transactions

         The Company believes that all purchases from or transactions with affiliated parties were on terms and at prices substantially similar to those available from unaffiliated third parties.

         During the last two years, the Company has borrowed an aggregate of $196,000 from Geils Ventures LLC, a shareholder of the Company. Such loan bears interest at a rate of 12% per annum and is payable on demand.

                   ADOPTION OF THE 2001 EQUITY INCENTIVE PLAN
                                 (Proxy Item 2)

Proposed Adoption

         On January 5, 2001, the Board of Directors adopted, subject to shareholder approval, the Plan and reserved 5,000,000 shares of Common Stock for issuance thereunder.

The Plan

         The purpose of the Plan is to enable the Company to compete successfully in attracting, motivating and retaining directors and key employees with outstanding abilities by making it possible for them to purchase shares of Common Stock on terms that will give them a more direct and continuing interest in the future success of the Company's business. The Plan is intended to provide a method whereby directors and key employees and others who are making and are expected to continue to make substantial contributions to the successful growth and development of the Company may be offered additional incentives to advance the interests of the Company and its shareholders. The Board believes that the Plan increases the Company's flexibility in furthering such purposes.

Terms of the Plan

         The Plan provides for the grant of incentive stock options ("ISO"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options, tandem stock appreciation rights and stock appreciation rights exercisable in conjunction with stock options. The purchase price of shares of Common Stock covered by an ISO must be at least 100% of the fair market value of such shares of Common Stock on the date the option is granted and, for all options is payable in either cash or shares of Common Stock, or any combination thereof. No ISO will be granted to any employee who immediately after the grant would own more than 10% of the total combined voting power or value of all classes of capital stock of the Company, or any subsidiary of the Company, unless the option price is at least 110% of the fair market value of the shares of Common Stock subject to the option, and the option on the date of grant shall expire not later than five years from the date the option is granted. In addition, the aggregate fair market value of the shares of Common Stock, determined at the date of grant, with respect to which ISOs are exercisable for the first time by an optionee during any calendar year, shall not exceed $100,000. No ISO may be granted under the Plan to any director who is not an employee of the Company.

Administration of the Plan

         The Plan is administered by the Board of Directors of the Company. The Board will have full authority, in its sole discretion, to interpret the Plan, to establish from time to time regulations for the administration of the Plan and to determine the directors and key employees to whom options will be granted and the terms of the options. The term "employees," as defined under the Plan, encompasses employees, including officers, regularly employed on a salary basis by the Company or any subsidiary of the Company. The Board may delegate all or part of its authority to administer the Plan to a committee appointed by the Board and consisting of not less than two members thereof. No director may serve as a member of such committee unless such director is a "disinterested person" within the meaning of Rule 16(b)(3) ("Rule 16(b)(3)") under the Securities Exchange Act of 1934, as amended (the "1934 Act").

Exercise of Options and Rights

         Under the Plan, an option or stock appreciation right may be exercised in such installments as are specified in the terms of its grant, but not sooner than one year from the date of its grant, unless otherwise provided at the time of its grant. Each option or stock appreciation right shall expire ten years after the date granted (or five years in the case of an ISO granted to any person who owns more than 10% of the Company's voting stock).

         Tandem stock appreciation rights and stock appreciation rights granted in conjunction with options may be exercised only to the extent, during the period and on the conditions that their related options are exercisable and may not be exercised after the expiration or termination of their related options.

         Options and stock appreciation rights are not transferable by the option holder otherwise than by will or the laws of descent and distribution and are exercisable during the option holder's lifetime only by such person.

         If an option holder ceases to be continuously employed by the Company or any of its subsidiaries for any reason other than death or for cause, such holder may exercise the option and/or any stock appreciation rights at any time within three months after such termination (provided it shall not have first expired by its own terms), but only to the extent that such holder was entitled to do so at the date employment terminated. If an option holder dies while employed by the Company or within a period of three months after termination of employment for any reason other than cause, the option and/or any stock appreciation right may be exercised at any time within one year after the date of such death (provided it shall not have first expired by its own terms), but only to the extent the decedent was entitled to do so at the date of death. If an option holder's employment is terminated for cause as determined by the Board, the option and/or any stock appreciation right terminates concurrently with the termination of such employment.

Amendment of the Plan

         The Board of Directors may alter, amend or terminate the Plan at any time with respect to shares of Common Stock not subject at such time to options or stock appreciation rights, but such amendments shall not adversely affect the rights of any person under any option or stock appreciation right theretofore granted without such person's consent. The Board may not, without the approval of the shareholders of the Company, increase the aggregate number of shares of Common Stock to be issued pursuant to options or stock appreciation rights granted (except as permitted by the Plan); decrease the minimum option price; increase the maximum amount a holder of a stock appreciation right may receive upon its exercise; extend the option period with respect to any option or stock appreciation right; permit the granting of options or stock appreciation rights to anyone other than as provided in the Plan; or provide for the administration of the Plan by the Board of Directors or a committee appointed by the Board unless such administration meets the requirements for exemption provided by Rule 16b-3.

Federal Income Tax Consequences

         The Company has been advised that ISOs, non-qualified stock options and stock appreciation rights granted under the Plan are subject to the following Federal income tax treatment:

         Incentive Stock Options. An employee will recognize no taxable income and no deduction is available to the Company upon either the grant or exercise of an ISO.

         In general, if Common Stock acquired upon the exercise of an ISO is subsequently sold, the realized gain or loss, if any, will be measured by the difference between the exercise price of the option and the amount realized on the sale. Any such gain or loss on the sale will generally be treated as long-term capital gain or loss if the holding period requirements have been satisfied. The holding period requirements will be satisfied if the shares are not sold within two years of the date of grant of the option pursuant to which such shares were transferred or within the one-year period beginning on the day of the transfer of such shares pursuant to the exercise of the option.

         If Common Stock acquired upon the exercise of an ISO is subsequently sold and the holding period requirements noted above are not satisfied (a "disqualifying disposition"), the employee will recognize ordinary income for the year in which the disqualifying disposition occurs in an amount equal to the excess of the fair market value of such Common Stock on the date the option was exercised (or, if lower, the amount realized on the sale) over the exercise price of the option. Any additional gain recognized on the sale will be a capital gain, and will be long-term or short-term depending upon whether the sale occurs more than one year after the date of exercise. The amount recognized by the employee as ordinary income will be treated as compensation and the Company will receive a corresponding deduction. The Company may be required to withhold additional taxes from the wages of the employee with respect to the amount of ordinary income taxable to the employee.

         The excess of the fair market value of the Common Stock acquired by exercise of an ISO (determined on the date of exercise) over the exercise price is in effect an item of tax preference which must be taken into account for purposes of calculating the "alternative minimum tax" of Section 55 of the Code. If a disqualifying disposition is made of such Common Stock, however, during the same year acquired, there will be no tax preference item for alternative minimum tax purposes.

         Non-qualified Stock Options and Stock Appreciation Rights. Non-qualified stock options granted under the Plan do not result in any income to the optionee at the time of grant or any tax deduction to the Company at that time. Except as stated below with respect to officers, upon exercise of a non-qualified option, the excess of the fair market value of the Common Stock acquired (determined at the time of exercise) over its cost to the optionee (i) is taxable to the optionee as ordinary income and (ii) is deductible by the Company, subject to general rules relating to the reasonableness of compensation; and the optionee's tax basis for the shares is the fair market value at the time of exercise.

         Gain or loss recognized upon disposition of shares acquired pursuant to the exercise of a non-qualified option will generally be reportable as short or long-term gain or loss depending on the length of time the shares were held by the optionee as of the date of disposition.

         The exercise of a stock appreciation right by an employee results in taxable compensation to such employee in the amount of the cash received plus an amount equal to the fair market value (determined at the time of exercise) of any shares received.

         The Company believes that compensation received by participants on the exercise of nonqualified stock options or the disposition of shares acquired upon the exercise of ISOs will be considered performance-based compensation and thus not subject to the $1,000,000 limit of Section 162(m) of the Code.

Vote Required

         The proposed adoption of the Plan will become effective only upon approval by the holders of a majority of the outstanding shares of Common Stock.

         The Board of Directors recommends a vote FOR the adoption of the Plan.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                          TO CHANGE THE CORPORATE NAME
                                 (Proxy Item 3)

Proposed Amendment

         On February 19, 2001, the Board adopted, subject to shareholder approval, a resolution to amend Article First of the Company's Articles of Incorporation to change the Company's corporate name from Cyberopticlabs, Inc. to Cordia Corporation.

         In the judgment of the Board, the change of the Company's corporate name is desirable in view of the change in the character and strategic focus of the Company's business.

         If the proposed amendment is adopted, Article First of the Articles of Incorporation will read as follows:

                "FIRST: That the name of the corporation is Cordia Corporation."

         If the proposed amendment is adopted, shareholders will not be required to exchange outstanding stock certificates for new stock certificates.

Vote Required

         The proposed amendment to the Articles of Incorporation to change the corporate name of the Company will become effective only upon approval by the holders of a majority of the outstanding shares of Common Stock and the filing of a Certificate of Amendment to the Articles of Incorporation with the Secretary of the State of Nevada (the "Certificate of Amendment"), which filing is expected to take place shortly after the Annual Meeting. If this proposed amendment is not approved by the shareholders, then the Certificate of Amendment will not be filed.

         The Board recommends a vote FOR approval of the proposed amendment to change the corporate name of the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Cipolla Sziklay Zak & Co., LLC ("Cipolla") served as the Company's independent public accountants for the fiscal year ended December 31, 2000. A representative of Cipolla is expected to attend the Annual Meeting, and such representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from shareholders.

         Audit Fees. Through March 28, 2001, Cipolla billed the Company $47,400 for the independent audit of the Company's and its subsidiaries' annual financial statements for fiscal 2000.

         Other Fees. Cipolla has not billed the Company for any other professional services rendered for the most recent fiscal year.


                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended for presentation at the 2002 Annual Meeting of Shareholders and intended to be included in the Company's Proxy Statement and form of proxy relating to that meeting must be received at the offices of the Company by March 1, 2002.

                                 OTHER BUSINESS

         Other than as described above, the Board of Directors knows of no matters to be presented at the Annual Meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this Proxy Statement do properly come before the meeting or any adjournment thereof.


                                  ANNUAL REPORT

         The Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, including financial statements, is being mailed herewith. If, for any reason you do not receive your copy of the Report, please contact Wesly Minella, Secretary, at 509 Westport Avenue, Norwalk, Connecticut 06851 and another copy will be sent to you.


                              By Order of the Board of Directors,



                              John Scagnelli,
                              Chairman of the Board

Dated:   April 30, 2001
         Norwalk, Connecticut

                                                                      APPENDIX A


                  CYBEROPTICLABS, INC. AUDIT COMMITTEE CHARTER


                                     PURPOSE

         There shall be an Audit Committee (the "Committee") of the Board of Directors (the "Board") of Cyberoptic Labs, Inc., a Nevada corporation (the "Company"). The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities, primarily through: (1) overseeing management's conduct of the Company's financial reporting process and systems of internal accounting and financial controls; and (2) monitoring the independence and performance of the Company's outside auditors.


                            COMPOSITION AND MEETINGS

         The Committee shall have at least two (2) members at all times, each of whom must be independent of management and the Company. Members of the Committee shall be considered independent if: 1) in the sole discretion of the Board, it is determined that they have no relationship that may interfere with the exercise of their independent judgment; and 2) they meet the Nasdaq rules regarding independence of audit committee members. Members of the Committee shall be appointed by the Board and shall serve until the earlier to occur of the date on which he or she shall: 1) be replaced by the Board; 2) resign from the Committee; or 3) resign from the Board. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements or be able to do so within a reasonable period of time after appointment to the Committee, and at least one member of the Committee shall have accounting or related financial management expertise.

         The Committee shall meet as frequently as circumstances dictate, but no less than four times annually. The Board shall name a chairperson of the Committee. A majority of the members of the Committee shall constitute a quorum.


                    LIMITATION ON COMMITTEE RESPONSIBILITIES

         The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing and/or reviewing those financial statements. In carrying out is purpose, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work. The Committee's specific responsibilities are as follows:


                                     GENERAL

         1. The Committee shall have the power to conduct or authorize investigations into any matters consistent with its purpose. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation. The Committee shall have unrestricted access to members of management and all information relevant to its responsibilities.

         2. The Committee shall report through its chairperson to the Board following the meetings of the Committee.

         3. The Committee shall review this charter and the powers and responsibilities of the Committee at least annually and report and make recommendations to the Board with respect to these powers and responsibilities.

         4. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

         5. The Committee shall prepare annual Committee reports for inclusion in the proxy statements for the Company's annual meetings, as required by rules promulgated by the Securities and Exchange Commission (the "SEC").

         6. The Committee shall, in addition to the performance of the duties described herein, undertake such additional duties as may from time to time be delegated to it by the Board.


                      INTERNAL CONTROLS AND RISK ASSESSMENT

         1. The outside auditors are ultimately accountable to the Board and the Committee, as the representatives of the shareholders. The Board and the Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). In this regard, the Committee shall recommend to the Board the outside auditor to be nominated.

         2. The Committee shall confer with the outside auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries; review and approve the Company's annual audit plans; direct the special attention of the outside auditors to specific matters or areas deemed by the Committee or the outside auditors to be of special significance; and authorize the outside auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

         3. The Committee shall receive from the outside auditor on a periodic basis a formal written statement delineating all relationships between the outside auditor and the Company, consistent with applicable standards. The statement shall include a description of all services provided by the auditor and the related fees. The Committee shall review costs of all audit and other services performed by the outside auditors.

         4. The Committee shall take, or recommend that the Board take, appropriate action to monitor the independent status of the outside auditors.


                               FINANCIAL REPORTING

         1. The Committee shall review and discuss with the outside auditors and management the Company's audited annual financial statements that are to be included in the Company's Annual Report on Form 10-KSB and the outside auditors' opinion with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof; and determine whether to recommend to the Board that the financial statements be included in the Company's Form 10-KSB for filing with the SEC.

         2. The Committee shall review and discuss with the outside auditors and management, and require the outside auditors to review, the Company's interim financial statements to be included in the Company's Quarterly Reports on Form 10-QSB prior to the filing thereof with the SEC.

         3. The Committee shall review the existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves and the Company's accounting principles.

                              COMPLIANCE WITH LAWS

1. The Committee shall review with the Company's counsel and others any legal, tax or regulatory matters that may have a material impact on the Company.

2. The Committee shall periodically review the rules promulgated by the SEC and Nasdaq relating to the qualifications, activities, responsibilities and duties of audit committees and shall take, or recommend that the Board take, appropriate action to comply with such rules.

                                 REVOCABLE PROXY
                              CYBEROPTICLABS, INC.

  /X/         PLEASE MARK VOTES
              AS IN THIS EXAMPLE


     The undersigned hereby appoint(s) John Scagnelli and Craig Gironda, or any of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Shareholders of CyberOpticLabs, Inc. (the "Company") to be held at the offices of the Company at 509 Westport Avenue, Connecticut 06851 on Friday, May 25, 2001 at 10:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

     The Board of Directors recommends a vote "FOR" the proposals set forth below.
                                                  With-    For All
PROPOSAL 1:                             For       hold     Except

The Election of Directors:              / /       / /      / /


Craig Gironda, Wesly Minella and John Scagnelli

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------

                                             For       Against     Abstain
PROPOSAL 2:  Proposal to amend the
Company's Articles of Incorporation          / /        / /         / /
to change the name of the Company
from CyberOpticLabs, Inc. to
Cordia Corporation.

--------------------------------------------------------------------

                                             For        Against    Abstain

PROPOSAL 3: Proposal to adopt
the Company's 2001 Equity                    / /         / /         / /
Incentive Plan and to
reserve 5,000,000 shares of
common stock for issuance
thereunder.

                                  --------------------------
Please be sure to sign and date   Date
this Proxy in the box below.
------------------------------------------------------------


------------------------------------------------------------

     In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

     This proxy when properly executed will be voted in the manner described herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each of the Proposals set forth herein. Any prior proxy is hereby revoked.

Shareholder sign above   Co-holder (if any) sign above

--------------------------------------------------------------------------------

                              CYBEROPTICLABS, INC.

Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.
                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

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